SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2010

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11770 U.S. Highway One, Suite 101

Palm Beach Gardens, Florida 33408

(Address of principal executive offices) (Zip Code)

(561) 627-7171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

TABLE OF CONTENTS

Item 8.01 Other Events.
Item 9.01 Financial Statement and Exhibits.

SIGNATURES
EX-99.1

Item 8.01 Other Events

On September 29, 2010, Dycom Industries, Inc. issued a press release announcing that its Board of Directors authorized an additional $20 million to purchase its common stock under the Company’s existing stock repurchase program.  These purchases may be made over the next eighteen (18) months in open market (including through 10b5-1 plans) or private transactions at the discretion of management.  The current share repurchase program was initiated in February 2010 and through September 28, 2010 the Company has used substantially all of the $20 million previously authorized under the program to acquire 2,261,902 shares of common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

99.1	Press Release dated September 29, 2010 announcing increase in share repurchase authorization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 29, 2010

DYCOM INDUSTRIES, INC.
(Registrant)

By:	/s/ Richard B. Vilsoet
	Name:	Richard B. Vilsoet
	Title:	Vice President, General Counsel and Corporate Secretary